UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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American Acquisition Opportunity Inc.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

TO THE STOCKHOLDERS OF AMERICAN ACQUISITION OPPORTUNITY INC.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of American Acquisition Opportunity Inc. (the “Company,” “we,” “us” or “our”), to be held at 9:00 a.m., Eastern Time, on March 18, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/amao/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

Proposal No. 1 – The Extension Amendment Proposal – To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a Business Combination (as defined below) from March 22, 2022 (the date which is 12 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to September 22, 2022 (the “Extended Date”).

2.

Proposal No. 2 – The Trust Amendment Proposal – To amend (the “Trust Amendment” and together with the Extension Amendment, the Extensions” ) the Investment Management Trust Agreement, dated March 17, 2021, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”) to extend the liquidation date from March 22, 2022 (the date which is 12 months from the closing date of the IPO) to the Extended Date.

3.

Proposal No. 3 – The Adjournment Proposal – To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve and adopt the Extension Amendment and the Trust Amendment.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS.

In the IPO, the Company issued and sold to the public, units of shares of common stock and warrants. The Company also issued identical warrants in a private placement to American Opportunity Ventures LLC, a Delaware limited liability company (“Sponsor”).

The Company’s IPO prospectus and charter provide that the Company has until March 22, 2022 (the date which is 12 months after the consummation of the IPO) to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”). The Board of Directors of the Company (the “Board”) currently believes that there will not be sufficient time before March 22, 2022, to complete a Business Combination. The purpose of the Extensions is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

In the event that the Company enters into a definitive agreement for a Business Combination with a target business prior to the special meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed Business Combination.

In connection with the Extension Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

i

If the Extensions are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extensions and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.10 at the time of the special meeting. The closing price of the Company’s common stock on February 11, 2022, was $10.07. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extensions are not approved by March 22, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve each of the Extension Amendment Proposal and the Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of at least the majority of the votes cast by the stockholders present or represented by proxy and entitled to vote on the matter at the special meeting, voting as a single class.

Our Board has fixed the close of business on February 8, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. As of the record date, there are 13,232,502 outstanding shares of common stock, our only class of voting securities outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting. Only holders of record of the Company’s common stock on the record date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on a Business Combination at this time.  In the event that the Company announces that it has entered into a definitive agreement to consummate a Business Combination, only holders of record on the record date established in a proxy statement to approve such Business Combination will be entitled to vote and to decide whether or not to exercise redemption rights when such proposals are submitted to our stockholders for approval.

After careful consideration of all relevant factors, our Board has determined that the proposals are advisable and recommends that you vote or give instruction to vote “FOR” the proposals.

ii

Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the special meeting.

February 14, 2022	By Order of the Board of Directors,

/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for a special Meeting of Stockholders to be held on March 18, 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/amao/2022.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON MARCH 16, 2022, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

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American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 18, 2022

A special meeting of stockholders (the “special meeting”) of American Acquisition Opportunity Inc. (the “Company,” “we,” “us” or “our”), to be held at 9:00 a.m., Eastern Time, on March 18, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/amao/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

Proposal No. 1 – The Extension Amendment Proposal – To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a Business Combination (as defined below) from March 22, 2022 (the date which is 12 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to September 22, 2022 (the “Extended Date”).

2.

Proposal No. 2 – The Trust Amendment Proposal – To amend (the “Trust Amendment” and together with the Extension Amendment, the Extensions”) the Investment Management Trust Agreement, dated March 17, 2021, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”) to extend the liquidation date from March 22, 2022 (the date which is 12 months from the closing date of the IPO) to the Extended Date.

3.

Proposal No. 3 – The Adjournment Proposal – To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve and adopt the Extension Amendment and the Trust Amendment.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

This proxy statement is dated February 14, 2022, and is first being mailed to stockholders on or about February 16, 2022.

In the IPO, the Company issued and sold to the public, units of shares of common stock and warrants. The Company also issued identical warrants in a private placement to American Opportunity Ventures LLC, a Delaware limited liability company (“Sponsor”).

The Company’s IPO prospectus and charter provides that the Company has until March 22, 2022 (the date which is 12 months after the consummation of the IPO) to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”). The Board of Directors of the Company (the “Board”) currently believes that there will not be sufficient time before March 22, 2022, to complete a Business Combination. The purpose of the Extensions is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.  The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

In the event that the Company enters into a definitive agreement for a Business Combination with a target business prior to the special meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed Business Combination.

iv

In connection with the Extension Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

If the Extensions are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extensions and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.10 at the time of the special meeting. The closing price of the Company’s common stock on February 11, 2022, was $10.07. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extensions are not approved by March 22, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve each of the Extension Amendment Proposal and the Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of at least the majority of the votes cast by the stockholders present or represented by proxy and entitled to vote on the matter at the special meeting, voting as a single class.

Our Board has fixed the close of business on February 8, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

The Sponsor, officers, and directors have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company and warrants issued to the Sponsor. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up.

v

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, there is no assurance that our Sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extensions are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any Business Combination through the Extended Date if the Extensions are approved.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

vi

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete a Business Combination;
•	the anticipated benefits of a Business Combination;
•	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a Business Combination, as a result of which they would then receive expense reimbursements or other benefits;
•	our potential ability to obtain additional financing, if needed, to complete a Business Combination;
•	our public securities’ potential liquidity and trading;
•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; and
•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting. The Company is a blank check company formed in January 2021 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In March 2021, the Company consummated its IPO from which it derived net proceeds of approximately $106,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date is March 22, 2022. Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete a Business Combination, as the Company will not be able to do so by March 22, 2022. Therefore, the Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

1

What is being voted on?

You are being asked to vote on the following proposals:

1.	To amend our charter to extend the date by which the Company must consummate a Business Combination from March 22, 2022 to September 22, 2022.
2.	To amend the Trust Agreement to extend the liquidation date from March 22, 2022 to September 22, 2022.
3.

To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve and adopt the Extension Amendment and the Trust Amendment.

What is the purpose of the Extensions?

The purpose of the Extensions is to provide the Company with sufficient time to complete a Business Combination. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate a Business Combination. The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination. Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Extensions are implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a Business Combination on or before the Extended Date.

The Company will not proceed with the Extensions if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Extensions are approved and the amount remaining in the trust account may be only a fraction of the approximately $106,116,572.75 (including interest but less the funds used to pay taxes) that was in the trust account as of January 31, 2022, which could impact the Company’s ability to consummate a Business Combination.

If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved by March 22, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The Sponsor and the initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company (but not including shares acquired in the open market) (the “Private Shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

2

Why is the Company proposing the Extension Amendment Proposal and Trust Amendment Proposal?

The Company’s amended charter and the Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before March 22, 2022. However, our Board currently believes that there will not be sufficient time before March 22, 2022 to complete a Business Combination. The Company needs additional time to complete a Business Combination. The purpose of the Extensions is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders.  In the event that the Company enters into a definitive agreement to consummate a Business Combination, the Company will need additional time to prepare, file with the SEC, and deliver to the Company’s stockholders a proxy statement to seek stockholder approval of a Business Combination.

Why should I vote for the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Extensions to extend the date by which the Company must complete a Business Combination until the Extended Date. The Extensions would give the Company the opportunity to complete a Business Combination.

The Company’s amended charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before March 22, 2022, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a Business Combination, circumstances warrant providing those who believe they might find such Business Combination to be an attractive investment with an opportunity to consider such transaction. Accordingly, we believe that the Extensions are consistent with the spirit in which the Company offered its securities to the public.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that all proposals are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

3

What vote is required to adopt the Extension Amendment Proposal?

Approval of the Extension Amendment will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, on the record date. Abstentions will have the effect of a vote “AGAINST” this proposal.

What vote is required to adopt the Trust Amendment Proposal?

Approval of the Trust Amendment will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, on the record date. Abstentions will have the effect of a vote “AGAINST” this proposal.

What vote is required to adopt the Adjournment Proposal?

Approval of the Adjournment Proposal will require the affirmative vote of majority of the votes cast by the holders of the Company’s common stock present virtually or represented by proxy at the special meeting and entitled to vote on the matter at the annual meeting. Accordingly, abstentions will have the effect of a vote “AGAINST” this proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the Extensions until the Extended Date as described in this proxy statement, the Company does not anticipate seeking any further extension to consummate a Business Combination.

What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved by March 22, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate a Business Combination until the Extended Date. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and public warrants will remain publicly traded until the Extended Date.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will also execute an amendment to Trust Agreement in the form of Annex B hereto.

If the Extensions are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the Private Shares.

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Would I still be able to exercise my redemption rights if I vote against a subsequently proposed Business Combination?

Unless you elect to redeem your shares, you will be able to vote on any subsequently proposed Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will retain your right to vote against it and/or convert your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve such Business Combination, subject to any limitations set forth in the charter.

What happens if I sell my common stock or units before the special meeting?

The February 8, 2022 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your common stock prior to the record date, you will have no right to vote those shares at the special meeting.

How do I attend the special meeting, and will I be able to ask questions?

The special meeting will be conducted virtually over the Internet. As a stockholder you will need your Control Number to join the meeting. You can obtain your Control Number from the Notice of the special meeting or the proxy card you received from Continental Stock Transfer & Trust Company, the Company’s transfer agent. If you hold your position through a bank or broker and would like to join the meeting you will need to contact Continental Stock Transfer at 917-262-2373, or www.proxy@continentalstock.com to obtain a control number. Any stockholder may attend, listen and vote during the virtual meeting. You will also be able to ask questions during that part of the meeting by clicking on the chat box and enter a question.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 12115 Visionary Way, Fishers, Indiana 46038, Attn: Chief Executive Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposals.

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If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. All proposals are non-routine or “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposals, which are non-routine or “non-discretionary” proposals.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on February 8, 2022, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 13,232,502 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Private Shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extensions under the DGCL.

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What happens to the Company’s warrants if the Extension Amendment Proposal and Trust Amendment Proposal are not approved?

If the Extensions are not approved by March 22, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the Extension Amendment Proposal and Trust Amendment Proposal are approved?

If the Extensions are approved, the Company will continue its efforts to consummate a Business Combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my shares of Company common stock?

If the Extensions are implemented, each public stockholder may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. EST on March 16, 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares and Public Warrants (as defined below) prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my shares of Company common stock?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

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Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies.  The Company has also retained Alliance Advisors, LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Alliance Advisors, LLC will be paid by the Company. The Company estimates that its proxy solicitor fees will be approximately $12,500 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

Attn: Chief Executive Officer

Telephone: (317) 855-9926

You may also contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

Shareholders Call Toll Free: 844-670-2144

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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BACKGROUND

The Company

We are a blank check company organized on January 20, 2021 under the laws of the State of Delaware. The Company was formed for the purpose consummating a Business Combination.

On March 22, 2021, we consummated our IPO of 10,000,000 units at a price of $10.00 per unit (the “Units”), generating gross proceeds of $100,000,000. Each Unit consists of one Class A common stock and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 3,800,000 warrants (the “Private Warrants”) (or 4,100,000 Private Warrants if the underwriters’ over-allotment is exercised in full) at a price of $1.00 per Private Warrant in a private placement to the Company’s Sponsor, generating gross proceeds of $3,800,000. The Sponsor agreed to purchase an additional aggregate amount of 300,000 Private Warrants, for $300,000 in the aggregate if the underwriters’ over-allotment was exercised in full.

On March 30, 2021, the underwriters partially exercised their over-allotment option, and the closing and sale of an additional 506,002 Units (the “Over-Allotment Units”) occurred on April 1, 2021. The issuance by the Company of the Over-Allotments Units at a price of $10.00 per Unit resulted in total gross proceeds of $5,060,020. On April 1, 2021, simultaneously with the sale and issuance of the Over-Allotment Units, the Company consummated the sale of an additional 101,621 Private Warrants (the “Over-Allotment Private Placement Warrants” and, together with the Private Warrants, the “Private Placements”, generating gross proceeds of $101,621. The Over-Allotment Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering. If the Company does not complete a Business Combination prior to March 22, 2022, the proceeds from the sale of the Private Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Warrants will expire worthless.

As of January 31, 2022, we had approximately $106,116,572.75 (including interest but less the funds used to pay taxes) in the trust account.

The mailing address of our principal executive office is 12115 Visionary Way, Fishers, Indiana 46038, and its telephone number is (317) 855-9926.

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THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special meeting

A special meeting will be held at 9:00 a.m., Eastern Time, on March 18, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/amao/2022.

Stockholders are being asked to vote on the following proposals:

1.	Proposal No. 1 – The Extension Amendment Proposal.

2.	Proposal No. 2 – The Trust Amendment Proposal.

3.	Proposal No. 3 – The Adjournment Proposal

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on February 8, 2022, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 13,232,502 outstanding shares of Company common stock entitled to vote, of which 2,726,500 were Private Shares.

Votes Required

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date. If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Trust Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date. If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Adjournment Proposal will require the affirmative vote of majority of the votes cast by the holders of the Company’s common stock present virtually or represented by proxy at the special meeting and entitled to vote on the matter at the annual meeting. Accordingly, abstentions will have the effect of a vote “AGAINST” this proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

If you wish to vote by proxy, you must (i) complete the enclosed proxy card and mail it in the envelope provided, or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Alternatively, you can vote your shares virtually by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

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Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company at 12115 Visionary Way, Fishers, Indiana 46038, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The Company will pay for the entire cost of soliciting proxies. The Company has agreed to pay the proxy solicitor a fee of approximately $12,500 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

You may contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

Shareholders Call Toll Free: 844-670-2144

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

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Principal Executive Offices

Our principal executive offices are located at 12115 Visionary Way, Fishers, Indiana 46038. Our telephone number at such address is (317) 855-9926.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of January 31, 2022, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors that beneficially owns shares of common stock; and
•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Public Warrants included in our units or the Private Warrants as these warrants are not convertible or exercisable within 60 days of January 31, 2022.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Stock
American Opportunity Ventures LLC(2)	2,611,500	(3)	19.7%
American Resources Corporation(2)	2,611,500	(3)	19.7%
Mark C. Jensen	--		* %
Kirk P. Taylor	--		* %
Thomas M. Sauve	--		* %
Daniel J. Hasler	5,000		* %
Edward Smid	5,000		* %
Gary T. Ehlebracht	5,000		* %
CVI Investments, Inc.(4)	950,000		7.2%
Boothbay Absolute Return Strategies, LP(5)	900,000	(6)	6.8%
Karpus Investment Management(7)	1,839,167		13.9%
Polar Asset Management Partners Inc.(8)	999,000		7.5%
Shaolin Capital Management LLC(9)	843,500		6.4%
ATW SPAC Management LLC(10)	900,000	(11)	6.8%
All executive officers and directors as a group (6 individuals)	2,626,500		19.8%

*	Less than 1%
(1)	Unless otherwise indicated, the address of each of the persons listed below is c/o American Acquisition Opportunity Inc., 12115 Visionary Way, Suite 174, Fishers, Indiana.
(2)

American Opportunity Ventures LLC, our sponsor, is the record holder of the securities reported herein. American Resources Corporation, a publicly traded company, is the manager of our sponsor. By virtue of this relationship, American Resources Corporation may be deemed to share beneficial ownership of the securities held of record by our sponsor. American Resources Corporation disclaims any such beneficial ownership except to the extent of its pecuniary interest.

(3)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Founder shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(4)	The address is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands
(5)	The address is 140 East 45th Street, 14th Floor, New York, NY 10017.
(6)

In accordance with Rule 13d-3(d)(1) regarding securities which represent a right to acquire an underlying security, each Unit has been reported herein as representing the beneficial ownership of one (1) share of common stock. The Units are held by Boothbay Absolute Return Strategies, LP, a Delaware limited partnership, and one or more other private funds (the “Fund”), which is managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Adviser, in its capacity as the investment manager of the Fund, has the power to vote and the power to direct the disposition of all Units held by the Fund. Ari Glass is the Managing Member of the Adviser. Accordingly, for the purposes of Reg. Section 240.13d-3, the reporting persons herein may be deemed to beneficially own an aggregate of 900,000 Shares.

(7)	The address is 183 Sully's Trail, Pittsford, New York 14534.
(8)	The address is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.
(9)	The address is 7610 NE 4th Court, Suite 104, Miami FL 33138.
(10)	The address is 7969 NW 2nd Street, #401, Miami, FL 33126
(11)

The securities of the Company held by ATW SPAC Management LLC are held in the form of common stock. The securities are held by one or more separately managed accounts managed by ATW SPAC Management LLC, a Delaware limited liability company, which has been delegated exclusive authority to vote and/or direct the disposition of such Units held by such separately managed accounts, which are sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company. Antonio Ruiz-Gimenez is the Managing Member of ATW SPAC Management LLC. For the purposes of Reg. Section 240.13d-3, the reporting persons herein are deemed to beneficially own an aggregate of 900,000 shares.

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PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a Business Combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extensions. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extensions are implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Reasons for the Proposal

The Company’s IPO prospectus and charter originally provides that the Company has until March 22, 2022 (the date which was 12 months after the consummation of the IPO) to complete a Business Combination. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential Business Combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a Business Combination. There will not be sufficient time before March 22, 2022 to allow the Company to consummate a Business Combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a Business Combination beyond March 22, 2022 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment is not approved by March 22, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment is not approved, the trust account will be liquidated as described above.

If the Extension Amendment is Approved

If the Extension Amendment is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

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You are not being asked to vote on any Business Combination at this time. If the Extensions are implemented and you do not elect to redeem your public shares in connection with the Extensions, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extensions are implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of January 31, 2022. However, the Company will not proceed with the Extensions if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extensions are implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the a Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON MARCH 16, 2022. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT AND ELECTION.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of January 31, 2022, this would amount to approximately $10.10 per share. The closing price of the common stock on February 11, 2022, the most recent closing price, was $10.07.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

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This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, U.S. Holders subject to special accounting rules under Section 451(b) of the Code, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. A U.S. Holder includes an individual who satisfies the substantial presence test. The substantial presence test is satisfied if an individual is physically present in the U.S. for at least 31 days during the current year, and 183 days during the 3-year period that includes the current year and the 2 years immediately before that, counting (1) all the days such individual was present in the current year, (2) 1/3 of the days such individual was present in the prior year, and (3) 1/6 of the days such individual was present in the year before that. An exception may apply under certain conditions if the individual is present for fewer than 183 days in the taxable year and has a tax home in and a closer connection with a foreign country than with the United States. Other exceptions may apply, including tax treaty based exceptions.

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A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will be considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Extension Amendment is not treated as a Sale under either the “complete termination” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of the corporation may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

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If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Non-U.S. Holders

A stockholder is a Non-U.S. Holder for U.S. federal income tax purposes if such stockholder is not a U.S. Holder. A Non-U.S. Holder who makes the Election will receive cash in exchange for the tendered shares.

If a redemption of a Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as a Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such Sale, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

•

the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.

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If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Extension Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest (including any original issue discount), dividends, rents, salaries, wages, premiums, annuities, compensations, remunerations, emoluments, and other fixed or determinable annual or periodical gains, profits, and income). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

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The Company will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment. If the Extension Amendment is not approved, the Extension Amendment will not be implemented. Each of the Extension Amendment and the Trust Amendment is cross-conditioned on the approval of each other. Abstentions will have the effect of a vote “AGAINST” this proposal.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment.

In addition, the Sponsor, the Company’s initial stockholders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension Amendment Proposal is not approved by March 22, 2022, in accordance with our charter, the Private Shares and the Private Warrants, which were acquired directly from the Company, will be worthless;

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•

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act; and

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combinations. However, if the Company fails to obtain the Extensions, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a Business Combination is not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

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PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

In connection with the IPO, approximately $106,000,000 was placed in the trust account governed by the Trust Agreement. The Trust Agreement provides that if a Business Combination has not been consummated, upon the date which is 12 months after the closing of the IPO, or March 22, 2022, the trust account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of the then outstanding shares of Common Stock, voting together as a single class.

The Company’s board of directors has determined that there is not sufficient time before March 22, 2022 to hold a special meeting to obtain stockholder approval of and consummate a Business Combination. Accordingly, the Company’s board of directors believes that in order to successfully complete a Business Combination, it is appropriate to obtain the Extensions.

The Company is proposing to amend the Trust Agreement to extend the liquidation date from March 22, 2022 (twelve months from the closing of the IPO) to the Extended Date.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation of the trust account to match the Extended Date if the Extension Amendment is approved. The Trust Amendment is necessary in conjunction with the Extension Amendment because, otherwise the Trust Agreement would terminate and the result would be the same as if the Extension Amendment was not approved.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extensions.

A copy of the proposed amendment to the Trust Agreement charter is attached to this proxy statement as Annex B.

Required Vote

Approval of the Trust Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, on the record date. Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Abstentions will have the effect of a vote “AGAINST” this proposal.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal.

Recommendation

Our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal.

Our Board recommends that you vote “FOR” the Trust Amendment Proposal.

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PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Adjournment of the Special Meeting to Solicit Additional Proxies

If there are insufficient votes at the time of the special meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the Company intends to propose to adjourn the special meeting for a period of not more than 30 days for the purpose of soliciting additional proxies in favor of the Extension Amendment Proposal and/or the Trust Amendment Proposal. The Company does not intend to propose adjournment at the special meeting if there are sufficient votes to approve Extension Amendment Proposal and the Trust Amendment Proposal.

Required Vote

Approving the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of majority of the votes cast by the holders of the Company’s common stock present virtually or represented by proxy at the special meeting and entitled to vote on the matter at the annual meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal to adjourn the special meeting, while broker non-votes, if any, and shares not in attendance at the special meeting will have no effect on the outcome of any vote to adjourn the special meeting.

Recommendation

After careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Adjournment Proposal.

Our Board recommends that you vote “FOR” the Adjournment Proposal.

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STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

If the Extensions are approved, we anticipate that the 2022 annual meeting of stockholders will be held no later than December 31, 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must have been received by the Company at its offices at 12115 Visionary Way, Fishers, Indiana 46038 no later than September 2, 2022.

You may propose director candidates for consideration by the Board’s Nominating, Corporate Governance and Compensation Committee. Any such recommendations should include the nominee’s name and qualifications for board of directors membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve. Such proposals must be received by the Company within the time period described above for proposals under Rule 14a-8.

If the Extensions are not approved and the Company fails to complete a qualifying business combination on or before March 22, 2022, there will be no annual meeting in 2022.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at American Acquisition Opportunity Inc., 12115 Visionary Way, Fishers, Indiana 46038, Attn: Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extensions by contacting us at the following address or telephone number:

American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

Tel: (317) 855-9926

You may also contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

Shareholders Call Toll Free: 844-670-2144

23

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AMERICAN ACQUISITION OPPORTUNITY INC.

[●] 2022

The undersigned, being a duly authorized officer of American Acquisition Opportunity Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is “American Acquisition Opportunity, Inc.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 20, 2021. An amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 17, 2021 (the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

3. This Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the common stock of the Corporation entitled to vote at a meeting of stockholders in accordance with the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware.

4. This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 5, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by September 22, 2022 (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

IN WITNESS WHEREOF, American Acquisition Opportunity Inc. has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

AMERICAN ACQUISITION OPPORTUNITY INC.

By:
Name:	Mark C. Jensen
Title:	Chief Executive Officer

A-2

ANNEX B

PROPOSED TRUST AMENDMENT

[●], 2022

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2022, by and between American Acquisition Opportunity Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated March 17, 2021, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, approximately $106,000,000 was placed in the Trust Account from the Offering and sale of Private Placement Warrants;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account after (x) receipt of, and only in accordance with, a Termination Letter; or (y) upon the date which is the later of (i) 12 months after the closing of the Offering and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the Consent of the Stockholders;

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) September 22, 2022 and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;

B-1

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

AMERICAN ACQUISITION OPPORTUNITY INC.

By:
Name:	Mark C. Jensen
Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name:	Francis Wolf
Title:	Vice President

B-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet - QUICK ☐☐☐ EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

AMERICAN ACQUISITION OPPORTUNITY INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 17, 2022.

INTERNET –
www.cstproxyvote.com

Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/amao/2022

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.	Please mark your votes like this	☒

1.	To amend our Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a Business Combination from March 22, 2022 (the date which is 12 months from the closing date of the Company’s IPO) to September 22, 2022	FOR ☐	AGAINST ☐	ABSTAIN ☐	3.	To approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 and Proposal 2.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To amend the Trust Agreement to extend the liquidation date from March 22, 2022 (the date which is 12 months from the closing date of the Company’s IPO) to September 22, 2022.	FOR ☐	AGAINST ☐	ABSTAIN ☐
CONTROL NUMBER

Signature	Signature, if held jointly	Date	, 2022

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Special Meeting of Shareholders

To view the Proxy Statement for the March 18, 2022 Special Meeting

and to Attend the Special Meeting, please go to:

https://www.cstproxy.com/amao/2022

☐   FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AMERICAN ACQUISITION OPPORTUNITY INC.

The undersigned appoints Mark C. Jensen, Chief Executive Officer, as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of American Acquisition Opportunity Inc. held of record by the undersigned at the close of business on February 8, 2022 at the Special Meeting of Stockholders of American Acquisition Opportunity Inc. to be held on March 18, 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)